UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

High Income Fund

October 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 16, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the annual reporting period ended October 31, 2009.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US Dollar-denominated or non-US Dollar-denominated fixed-income securities. The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Rating Service and Fitch Ratings, Ltd.) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers. The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared with its composite benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) (local-currency-denominated) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index for the six- and 12-month periods ended October 31, 2009. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The Fund’s Class A shares without sales charges significantly outperformed

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

its blended benchmark for both the six- and 12-month periods ended October 31, 2009, as investors gained confidence that a sustainable economic recovery was under way. The Fund’s overall sector positioning, country allocations, currency exposure and higher risk profile all contributed to outperformance for both periods as capital markets rallied.

The Fund’s overweight allocation to the high-yield sector, as well as the Fund’s overall higher risk profile, contributed significantly to relative performance for both periods. The Fund’s emerging market country selection, particularly overweights in Argentina, as well as specific bank holdings in Kazakhstan and Russia, also helped relative performance.

Exposure to commercial mortgage-backed securities—which rallied strongly—also contributed positively, as did the Fund’s overall currency positioning including exposure to the Brazilian real, Hungarian forint and Russian ruble.

Leverage made a positive contribution to the Fund’s performance for both the six- and 12-month periods ended October 31, 2009, as did the Fund’s recent investment in TALF (Term Asset-Backed Securities Loan Facility).

Market Review and Investment Strategy

Challenges from late 2008 continued into early 2009, as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the global recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

The annual period under review was marked by historic recovery with high yield returning 48.65%, as represented by the Barclays Capital US Corporate HY 2% Issuer Capped Index. High-yield spreads tightened 718 basis points, ending the reporting period at only 737 basis points over Treasuries. The events of the past year were historic in proportion, as high yield completed one of its fastest recoveries on record following the largest downturn on record. Corporate earnings appeared to have reached bottom after a two-year plunge, and positive earnings surprises increased.

The JPM EMBI Global rose 39.64% for the annual period ended October 31, 2009, as investors put to work cash that had previously sat on the sidelines. Non-investment-grade emerging market debt generally outperformed investment-grade bonds. No country within the index posted a negative return, and several generated returns in excess of 50%, with the Fund benefiting from exposure to several of them. In particular was Argentina, which returned in excess of 160%. Argentine bond prices were

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

helped by the government’s apparent willingness to negotiate with external creditors and the International Monetary Fund, and perhaps eventually, to overcome the debt-management difficulties that have followed it since its 2001 debt default. The JPM GBI-EM rose 22.01% for the 12-month period, as local emerging market debt in unhedged US dollar terms underperformed dollar-denominated debt.

While the Fund’s Global Fixed Income Team and Global Credit Investment Team (the “Team”) does not anticipate significant changes in the Fund’s positioning, the Team recognizes that the environment is shifting—necessitating minor adjustments to the Fund’s portfolio mix. Going forward, coupon interest is likely to drive returns. As risk premiums have declined, there has been a reduction in the yield dispersion among countries. Hence, the Team is reducing the Fund’s overweights in some smaller, less liquid countries and reducing the Fund’s underweights in larger, more liquid names. Underweights in countries with the narrowest yield spreads mean that the Fund should be less exposed than the JPM EMBI Global to the negative impact of higher US Treasury yields. The Team is maintaining the Fund’s key overweight positions in the dollar-denominated debt of Russia, Argentina, Kazakhstan and the Ukraine. The Brazilian real will likely remain the Fund’s largest local-currency exposure.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including loans and Eurobonds. The JPM GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Barclays Capital US Corporate HY 2% Issuer Capped Index is the 2% Issuer Cap component of the US Corporate HY Index. The Barclays Capital US Corporate HY Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A substantial amount of the Fund’s assets will be invested in foreign securities in emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from or greater than the risks of investing in developed foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Price fluctuation in the Fund’s portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. The Fund may invest in high-yield bonds (i.e., “junk bonds”), which involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein High Income Fund*
Class A	35.53%	57.11%

Class B**	35.11%	55.89%

Class C	34.99%	55.68%

Advisor Class†	35.72%	57.57%

Class R†	35.42%	56.83%

Class K†	35.59%	57.24%

Class I†	35.91%	57.79%

Composite Benchmark: 33% JPM GBI-EM/33% JPM EMBI Global/33% Barclays Capital US Corporate HY 2% Issuer Capped Index	20.51%	37.48%

JPM EMBI Global	16.06%	39.64%

JPM GBI-EM	16.29%	22.01%

Barclays Capital US Corporate HY 2% Issuer Capped Index	27.72%	48.65%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the 12-month period ended October 31, 2009, by 0.05%.

** Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/31/01† TO 10/31/09

†Prior to 12/31/01, data was not available for the JPM GBI-EM.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Fund Class A shares (from 12/31/01† to 10/31/09) as compared to the performance of the Fund’s composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

Please note: $10,000 investment performance for the Fund compared to the previous benchmark may be found on the following page.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/99 TO 10/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Fund Class A shares (from 10/31/99 to 10/31/09) as compared to the performance of the JPM EMBI Global and the BC US Corporate High Yield 2% Issuer Capped Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2009
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			7.68%
1 Year	57.11%	50.43%
5 Years	9.50%	8.55%
10 Years	14.23%	13.74%

Class B Shares			7.29%
1 Year	55.89%	52.89%
5 Years	8.64%	8.64%
10 Years(a)	13.66%	13.66%

Class C Shares			7.19%
1 Year	55.68%	54.68%
5 Years	8.62%	8.62%
10 Years	13.30%	13.30%

Advisor Class Shares‡			8.30%
1 Year	57.57%	57.57%
Since Inception†	8.49%	8.49%

Class R Shares‡			7.86%
1 Year	56.83%	56.83%
Since Inception†	7.93%	7.93%

Class K Shares‡			8.13%
1 Year	57.24%	57.24%
Since Inception†	8.22%	8.22%

Class I Shares‡			8.37%
1 Year	57.79%	57.79%
Since Inception†	8.52%	8.52%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.86%, 1.84%, 0.80%, 1.43%, 1.12% and 0.79% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90% and 0.65% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2009.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	20.77%
5 Years	8.49%
10 Years	14.01%

Class B Shares
1 Year	21.85%
5 Years	8.56%
10 Years(a)	13.96%

Class C Shares
1 Year	24.09%
5 Years	8.60%
10 Years	13.60%

Advisor Class Shares‡
1 Year	26.47%
Since Inception†	7.75%

Class R Shares‡
1 Year	25.89%
Since Inception†	7.19%

Class K Shares‡
1 Year	26.22%
Since Inception†	7.48%

Class I Shares‡
1 Year	26.34%
Since Inception†	7.70%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2008		Ending Account Value October 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,355.34	$1,020.06	$6.06	$5.19
Class B	$1,000	$1,000	$1,351.07	$1,016.59	$10.13	$8.69
Class C	$1,000	$1,000	$1,349.89	$1,016.53	$10.19	$8.74
Advisor Class	$1,000	$1,000	$1,357.22	$1,021.53	$4.34	$3.72
Class R	$1,000	$1,000	$1,354.17	$1,019.06	$7.24	$6.21
Class K	$1,000	$1,000	$1,355.86	$1,020.32	$5.76	$4.94
Class I	$1,000	$1,000	$1,359.09	$1,021.58	$4.28	$3.67
*	Expenses are equal to the classes’ annualized expense ratios of 1.02%, 1.71%, 1.72%, 0.73%, 1.22%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $1,137.1

*	All data are as of October 31, 2009. The Fund’s security type and country breakdowns are expressed as percentage of total investments and may vary over time. “Other” security type weightings represents 0.3% or less in the following security types: Governments-Sovereign Agencies, CMOs, Equities, Local Governments-Regional Bonds, Supranationals and Warrants. “Other” country weightings represent 1.2% or less in the following countries: Australia, Belgium, Bermuda, Cayman Islands, Croatia, Czech Republic, Dominican Republic, Egypt, El Salvador, France, Gabon, Germany, Ghana, Hong Kong, Iceland, India, Ireland, Italy, Jamaica, Japan, Lithuania, Luxembourg, Netherlands, Nigeria, Norway, Panama, Peru, Poland, Serbia & Montenegro, Singapore, South Africa, Spain, Supranational, Switzerland, Trinidad and Tobago, Ukraine and Uruguay.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2009

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 36.8%
Industrial – 30.0%
Basic – 5.3%
AK Steel Corp. 7.75%, 6/15/12	US$	1,050	$1,052,625
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		1,050	897,750
Arch Western Finance LLC 6.75%, 7/01/13(b)		643	620,495
Cascades, Inc. 7.25%, 2/15/13		1,200	1,173,000
Domtar Corp. 5.375%, 12/01/13		1,000	952,500
Evraz Group SA 8.25%, 11/10/15(a)		2,534	2,464,315
8.875%, 4/24/13(a)		843	817,710
Georgia Gulf Corp. 10.75%, 10/15/16		1,500	1,147,500
Georgia-Pacific Corp. 7.00%, 1/15/15(a)		433	437,330
8.875%, 5/15/31		1,000	1,025,000
Georgia-Pacific LLC 7.125%, 1/15/17(a)		517	522,170
Graphic Packaging International Corp. 9.50%, 8/15/13		1,200	1,231,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.94%, 11/15/14(c)		1,615	1,211,250
9.75%, 11/15/14		515	437,750
Huntsman International LLC 7.875%, 11/15/14		1,270	1,193,800
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		9,341	5,230,960
Jefferson Smurfit Corp. US 8.25%, 10/01/12(d)		1,100	847,000
Kronos International, Inc. 6.50%, 4/15/13	EUR	4,000	4,385,517
MacDermid, Inc. 9.50%, 4/15/17(a)	US$	715	675,675
Momentive Performance Materials, Inc. 10.125%, 12/01/14(e)		834	696,207
11.50%, 12/01/16		750	562,500
NewMarket Corp. 7.125%, 12/15/16		700	675,500
NewPage Corp. 10.00%, 5/01/12		920	602,600
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		901	590,155
7.00%, 6/26/17	EUR	2,150	2,151,552

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Novelis, Inc. 7.25%, 2/15/15(b)	US$	1,870	$1,678,325
PE Paper Escrow GMBH 12.00%, 8/01/14(a)		346	378,870
Peabody Energy Corp. Series B 6.875%, 3/15/13		910	919,100
Rhodia SA 3.492%, 10/15/13(a)(c)	EUR	1,950	2,582,746
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(d)	US$	1,000	770,000
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		1,570	1,577,850
9.75%, 7/29/13(a)		7,028	7,045,570
Steel Dynamics, Inc. 6.75%, 4/01/15		675	639,562
Teck Cominco Ltd. 6.125%, 10/01/35		5,000	4,175,000
Teck Resources Ltd. 9.75%, 5/15/14		425	477,063
United States Steel Corp. 6.65%, 6/01/37		3,300	2,698,265
Vedanta Resources PLC 8.75%, 1/15/14(a)		4,299	4,256,010
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		700	455,000
Weyerhaeuser Co. 7.375%, 3/15/32		1,508	1,383,543

			60,639,265

Capital Goods – 2.9%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,313	919,100
AMH Holdings, Inc. 11.25%, 3/01/14(b)		1,526	1,403,920
Ardagh Glass Finance PLC 9.25%, 7/01/16(a)	EUR	497	782,609
Berry Plastics Escrow 8.875%, 9/15/14(a)	US$	577	532,283
Berry Plastics Holding Corp. 8.875%, 9/15/14		1,377	1,277,167
10.25%, 3/01/16		672	564,480
Bombardier, Inc. 6.30%, 5/01/14(a)		1,415	1,386,700
8.00%, 11/15/14(a)		1,760	1,804,000
Case Corp. 7.25%, 1/15/16		997	964,597

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Case New Holland, Inc. 7.125%, 3/01/14	US$	1,324	$1,310,760
Crown Americas 7.625%, 11/15/13		1,042	1,068,050
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	2,505	3,096,646
Hanson Australia Funding Ltd. 5.25%, 3/15/13	US$	856	808,920
Hanson Ltd. 6.125%, 8/15/16		1,105	1,005,550
IFCO Systems NV 10.00%, 6/30/16(a)	EUR	1,000	1,633,531
L-3 Communications Corp. 5.875%, 1/15/15	US$	800	778,000
Masco Corp. 6.125%, 10/03/16		2,315	2,220,354
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		830	827,925
Owens Corning, Inc. 6.50%, 12/01/16		355	353,913
7.00%, 12/01/36		4,450	3,730,511
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,300	1,300,000
Sequa Corp. 11.75%, 12/01/15(a)		545	463,250
Terex Corp. 8.00%, 11/15/17		1,546	1,426,185
Textron Financial Corp. 4.60%, 5/03/10		172	171,609
5.40%, 4/28/13		1,037	1,024,425
United Rentals North America, Inc. 6.50%, 2/15/12		500	493,750
7.75%, 11/15/13		2,000	1,830,000

			33,178,235

Communications - Media – 2.6%
Allbritton Communications Co. 7.75%, 12/15/12		1,680	1,587,600
American Media Operations, Inc. 14.00%, 11/01/13(a)(e)		566	345,466
Cablevision Systems Corp. Series B 8.00%, 4/15/12(b)		1,000	1,050,000
CCH I LLC 11.75%, 5/15/14(b)(d)		4,338	32,535
CCH I LLC/CCH I Capital Corp. 11.00%, 10/01/15(d)		570	114,000
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	1,100	1,562,156

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Charter Communications Operations LLC 10.00%, 4/30/12(a)(b)	US$	525	$532,875
Clear Channel Communications, Inc. 5.50%, 9/15/14		5,205	2,029,950
5.75%, 1/15/13		3,288	1,578,240
CSC Holdings, Inc. 6.75%, 4/15/12		190	197,600
7.875%, 2/15/18		212	218,360
Dex Media West LLC/Dex Media West Finance Co. Series B 8.50%, 8/15/10(d)		326	280,360
Dex Media, Inc. 9.00%, 11/15/13(b)(d)		1,250	225,000
Gallery Capital SA 10.125%, 5/15/13(d)(f)		960	288,000
Hughes Network Systems LLC/HNS Finance Corp. 9.50%, 4/15/14		950	966,625
Intelsat Bermuda Ltd. 11.25%, 6/15/16		2,472	2,632,680
Lamar Media Corp. 6.625%, 8/15/15		1,891	1,805,905
Liberty Media Corp. 5.70%, 5/15/13		1,145	1,076,300
LIN Television Corp. 6.50%, 5/15/13		1,550	1,453,125
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(g)		1,725	1,494,281
Quebecor Media, Inc. 7.75%, 3/15/16		1,802	1,779,475
Rainbow National Services LLC 8.75%, 9/01/12(a)		250	253,750
10.375%, 9/01/14(a)		1,158	1,215,900
The Reader’s Digest Association, Inc. 9.00%, 2/15/17(d)(h)		750	7,500
RH Donnelley Corp. Series A-2 6.875%, 1/15/13(d)		1,420	81,650
Series A-3 8.875%, 1/15/16(d)		1,000	57,500
Series A-4 8.875%, 10/15/17(d)		1,210	69,575
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		1,449	1,322,212
Thomson 5.75%, 9/25/15(d)(i)	EUR	925	190,579
Univision Communications, Inc. 12.00%, 7/01/14(a)	US$	830	897,438

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	US$	1,283	$153,960
WMG Holdings Corp. 9.50%, 12/15/14(g)		3,468	3,433,320

			28,933,917

Communications - Telecommunications – 2.5%
Centennial Communications Corp. 10.00%, 1/01/13		855	900,956
Cincinnati Bell, Inc. 8.375%, 1/15/14		2,150	2,139,250
Cricket Communications, Inc. 9.375%, 11/01/14		2,282	2,213,540
Digicel Group Ltd. 12.00%, 4/01/14(a)		660	744,150
Digicel Ltd. 9.25%, 9/01/12(a)		1,741	1,767,115
Fairpoint Communications, Inc. Series 1 13.125%, 4/01/13(d)		1,048	167,718
Frontier Communications Corp. 6.25%, 1/15/13		1,222	1,206,725
Inmarsat Finance PLC 10.375%, 11/15/12(b)		1,165	1,202,862
Level 3 Financing, Inc. 8.75%, 2/15/17		2,220	1,898,100
9.25%, 11/01/14		628	558,920
MetroPCS Wireless, Inc. 9.25%, 11/01/14		1,005	1,012,537
Mobile Satellite Ventures LP 14.00%, 4/01/13(a)(g)		1,000	780,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,155	1,198,313
Qwest Capital Funding, Inc. 7.25%, 2/15/11		1,542	1,542,000
Sprint Capital Corp. 6.875%, 11/15/28		3,000	2,250,000
Terrestar Networks, Inc. 15.00%, 2/15/14(a)(e)		1,607	1,430,179
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14		1,396	1,437,880
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)		2,545	2,608,625
Wind Acquisition Finance SA 11.75%, 7/15/17(a)		800	904,000
Windstream Corp. 8.125%, 8/01/13		1,827	1,895,513
8.625%, 8/01/16		894	918,585

			28,776,968

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.6%
Affinia Group, Inc. 9.00%, 11/30/14	US$	850	$813,875
Cooper-Standard Automotive , Inc. 7.00%, 12/15/12(d)		845	578,825
Ford Motor Credit Co. LLC 3.034%, 1/13/12(c)		640	569,600
7.00%, 10/01/13		974	923,964
8.00%, 12/15/16		1,400	1,352,414
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11		660	680,625
9.00%, 7/01/15		502	517,060
Keystone Automotive Operations, Inc. 9.75%, 11/01/13		986	295,800
Tenneco, Inc. 8.625%, 11/15/14		1,100	1,036,750
Visteon Corp. 7.00%, 3/10/14(d)		1,738	451,880

			7,220,793

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment, Inc. 11.00%, 2/01/16		910	955,500

Consumer Cyclical - Other – 3.3%
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,000	690,000
Boyd Gaming Corp. 7.75%, 12/15/12(j)		1,200	1,191,000
Broder Brothers Co. 12.00%, 10/15/13(e)(f)		286	118,767
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		675	438,750
DR Horton, Inc. 6.00%, 4/15/11		1,756	1,773,560
Gaylord Entertainment Co. 8.00%, 11/15/13		1,000	1,025,000
Greektown Holdings LLC 10.75%, 12/01/13(a)(d)		1,159	231,800
Harrah’s Operating Co., Inc. 5.375%, 12/15/13		5,000	3,862,500
5.625%, 6/01/15		1,935	1,054,575
5.75%, 10/01/17		108	56,700
6.50%, 6/01/16		1,177	634,109
Host Hotels & Resorts LP 6.875%, 11/01/14		481	470,177
Series Q 6.75%, 6/01/16		1,558	1,483,995

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

K Hovnanian Enterprises, Inc. 10.625%, 10/15/16(a)	US$	1,100	$1,094,500
KB Home 5.875%, 1/15/15		295	271,400
Levi Strauss & Co. 8.875%, 4/01/16		1,200	1,224,000
M/I Homes, Inc. 6.875%, 4/01/12		1,500	1,410,000
Meritage Homes Corp. 6.25%, 3/15/15		750	691,875
MGM Mirage 7.625%, 1/15/17		1,215	920,363
8.375%, 2/01/11		1,241	1,132,412
Mohegan Tribal Gaming Auth 7.125%, 8/15/14		1,769	1,238,300
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		1,950	1,755,000
Quiksilver, Inc. 6.875%, 4/15/15		1,950	1,506,375
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11		727	734,270
Sheraton Holding Corp. 7.375%, 11/15/15		2,035	2,024,825
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(d)		1,679	1,561,470
Six Flags, Inc. 9.625%, 6/01/14(d)		918	229,500
Standard Pacific Corp. 6.50%, 8/15/10		750	742,500
Standard Pacific Escrow LLC 10.75%, 9/15/16(a)		560	548,800
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12		2,500	2,600,000
Station Casinos, Inc. 6.625%, 3/15/18(d)		1,755	70,200
6.875%, 3/01/16(d)		1,500	60,000
Tropicana Entertainment LLC 9.625%, 12/15/14(d)		750	938
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10-9/15/14(a)		1,254	1,216,960
Universal City Development Partners 11.75%, 4/01/10		1,280	1,286,400
WCI Communities, Inc. 6.625%, 3/15/15(d)(h)		750	7,500
William Lyon Homes, Inc. 10.75%, 4/01/13		1,890	1,228,500
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14		1,319	1,253,050

			37,840,071

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15	US$	1,250	$987,500

Consumer Cyclical - Retailers – 2.4%
Asbury Automotive Group, Inc. 8.00%, 3/15/14		830	792,650
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14		1,600	1,320,000
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		1,596	1,647,870
Couche-Tard US/Finance 7.50%, 12/15/13		1,242	1,252,868
Dollar General Corp. 10.625%, 7/15/15		910	996,450
Duane Reade, Inc. 9.75%, 8/01/11		780	789,750
GSC Holdings Corp. 8.00%, 10/01/12		2,784	2,871,000
Hines Nurseries, Inc. 10.25%, 10/01/11(d)(h)		1,000	1,000
JC Penney Corp., Inc. 7.40%, 4/01/37		4,100	3,813,000
Limited Brands, Inc. 5.25%, 11/01/14		3,194	2,970,420
6.90%, 7/15/17		3,710	3,533,775
Macys Retail Holdings, Inc. 6.625%, 4/01/11		1,500	1,522,500
Michaels Stores, Inc. 10.00%, 11/01/14		1,000	1,000,000
11.375%, 11/01/16		500	483,750
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(e)		752	665,911
10.375%, 10/15/15		500	440,000
Rite Aid Corp. 6.875%, 8/15/13		470	385,400
Sally Holdings LLC 9.25%, 11/15/14		700	728,000
Toys R US, Inc. 7.375%, 10/15/18		1,700	1,513,000

			26,727,344

Consumer Non-Cyclical – 3.9%
ACCO Brands Corp. 7.625%, 8/15/15		2,550	2,307,750
10.625%, 3/15/15(a)		380	406,600
Aramark Corp. 8.50%, 2/01/15		1,742	1,759,420

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bausch & Lomb, Inc. 9.875%, 11/01/15	US$	1,665	$1,723,275
Biomet, Inc. 11.625%, 10/15/17		2,200	2,411,750
Boston Scientific Corp. 6.00%, 6/15/11		3,000	3,097,500
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15		793	689,959
Chaoda Modern Agriculture Holdings Ltd. 7.75%, 2/08/10(a)		2,983	2,923,340
Community Health Systems, Inc. 8.875%, 7/15/15		1,500	1,545,000
DaVita, Inc. 7.25%, 3/15/15		815	804,812
Dean Foods Co. 7.00%, 6/01/16		1,000	970,000
Del Monte Corp. 6.75%, 2/15/15		750	748,125
Elan Corp. PLC 8.75%, 10/15/16(a)		1,450	1,344,875
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11		1,058	1,071,225
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		413	437,780
HCA, Inc. 6.375%, 1/15/15		3,017	2,820,895
6.50%, 2/15/16		782	729,215
6.75%, 7/15/13		816	793,560
9.625%, 11/15/16(e)		1,059	1,123,864
Healthsouth Corp. 10.75%, 6/15/16		1,625	1,763,125
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		1,341	1,374,525
Invacare Corp. 9.75%, 2/15/15		750	793,125
Merisant Co. 9.50%, 7/15/13(c)(d)(h)		1,000	122,500
Multiplan, Inc. 10.375%, 4/15/16(a)		1,300	1,248,000
New Albertsons, Inc. 7.45%, 8/01/29		2,310	2,009,700
Pinnacle Foods Finance LLC 10.625%, 4/01/17		1,000	1,020,000
Select Medical Corp. 7.625%, 2/01/15		1,983	1,868,977
Simmons Co. 10.00%, 12/15/14(g)		800	76,000
Stater Brothers Holdings 8.125%, 6/15/12		1,331	1,337,655

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sun Healthcare Group, Inc. 9.125%, 4/15/15	US$	800	$810,000
Universal Hospital Services, Inc. 4.635%, 6/01/15(c)		500	420,000
Vanguard Health Holding Co. 11.25%, 10/01/15(b)		1,600	1,680,000
Viant Holdings, Inc. 10.125%, 7/15/17(a)		579	550,050
Visant Corp. 7.625%, 10/01/12		968	974,050
Visant Holding Corp. 8.75%, 12/01/13		750	766,875

			44,523,527

Energy – 1.9%
Chaparral Energy, Inc. 8.875%, 2/01/17		1,000	877,500
Chesapeake Energy Corp. 6.50%, 8/15/17		575	539,063
6.625%, 1/15/16		500	480,625
7.50%, 9/15/13		404	410,060
CIE Generale De Geophysique 7.50%, 5/15/15		674	668,945
7.75%, 5/15/17		69	68,310
Complete Production Services, Inc. 8.00%, 12/15/16		1,660	1,572,850
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		1,090	910,150
Forest Oil Corp. 7.25%, 6/15/19		2,040	1,902,300
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)		1,000	1,027,500
Hercules Offshore, Inc. 10.50%, 10/15/17(a)		2,057	2,049,286
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		2,176	2,078,080
Key Energy Services, Inc. 8.375%, 12/01/14		1,025	1,000,656
Mariner Energy, Inc. 11.75%, 6/30/16		813	894,300
Newfield Exploration Co. 6.625%, 9/01/14		475	469,062
OPTI Canada, Inc. 8.25%, 12/15/14		2,000	1,570,000
PetroHawk Energy Corp. 9.125%, 7/15/13		944	977,040
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	464,167

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Plains Exploration & Production Co. 7.75%, 6/15/15	US$	1,000	$987,500
Range Resources Corp. 7.50%, 5/15/16		500	501,250
Tesoro Corp. 6.25%, 11/01/12		2,070	2,033,775
6.50%, 6/01/17		409	366,055

			21,848,474

Other Industrial – 0.7%
Central European Distribution Corp. 8.00%, 7/25/12(a)	EUR	523	769,967
Education Management LLC 10.25%, 6/01/16	US$	950	1,035,500
Neenah Foundary Co. 9.50%, 1/01/17		1,150	580,750
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		1,442	1,427,580
11.75%, 8/01/16		324	314,280
Sensus Metering Systems, Inc. 8.625%, 12/15/13		1,121	1,121,000
Trimas Corp. 9.875%, 6/15/12		2,450	2,278,500

			7,527,577

Services – 1.0%
Expedia, Inc. 8.50%, 7/01/16(a)		1,250	1,309,375
Lottomatica SpA 8.25%, 3/31/66(a)(i)	EUR	675	948,662
Realogy Corp. 10.50%, 4/15/14	US$	2,232	1,595,880
12.375%, 4/15/15		500	270,000
Service Corp. International 6.75%, 4/01/16		1,400	1,368,500
Ticketmaster Entertainment, Inc. 10.75%, 8/01/12		1,210	1,246,300
Travelport LLC 9.875%, 9/01/14		2,900	2,856,500
West Corp. 9.50%, 10/15/14		736	736,000
11.00%, 10/15/16		1,100	1,127,500

			11,458,717

Technology – 1.9%
Amkor Technology, Inc. 9.25%, 6/01/16		2,560	2,675,200
Avago Technologies Finance 10.125%, 12/01/13(b)		963	1,014,761
Ceridian Corp. 11.25%, 11/15/15		1,000	962,500

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 9.875%, 9/24/15	US$	2,241	$2,067,322
Flextronics International Ltd. 6.50%, 5/15/13		1,124	1,124,000
Freescale Semiconductor, Inc. 8.875%, 12/15/14		2,030	1,649,375
10.125%, 12/15/16		1,679	1,192,090
Iron Mountain, Inc. 6.625%, 1/01/16		1,393	1,361,658
Lucent Technologies, Inc. 6.50%, 1/15/28		1,650	1,295,250
NXP BV / NXP Funding LLC 3.034%, 10/15/13(c)		620	468,100
9.50%, 10/15/15		925	693,750
Sanmina Corp. 8.125%, 3/01/16		2,124	2,028,420
Seagate Technology HDD Holding 6.375%, 10/01/11		963	985,871
Sensata Technologies BV 8.00%, 5/01/14(b)		700	651,000
Serena Software, Inc. 10.375%, 3/15/16		419	402,240
Sungard Data Systems, Inc. 9.125%, 8/15/13		853	867,928
10.25%, 8/15/15		324	334,125
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)		2,105	1,773,463

			21,547,053

Transportation - Airlines – 0.1%
AMR Corp. 9.00%, 8/01/12		849	662,220
Continental Airlines, Inc. 8.75%, 12/01/11		703	639,730
Series 2003-ERJ1 7.875%, 7/02/18		193	157,569

			1,459,519

Transportation - Railroads – 0.1%
Trinity Industries, Inc. 6.50%, 3/15/14		1,226	1,209,143

Transportation - Services – 0.6%
Avis Budget Car Rental 7.75%, 5/15/16		2,838	2,518,725
Hertz Corp. 8.875%, 1/01/14		2,247	2,275,087
Quality Distribution LLC/Qd C 11.75%, 11/01/13(a)(e)		2,329	1,658,132

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

US Shipping Partners LP Shipping Finance Corp. 13.00%, 8/15/14(d)(h)(k)	US$	700	$35,000

			6,486,944

			341,320,547

Financial Institutions – 4.0%
Banking – 1.9%
ABN Amro Bank NV 4.31%, 3/10/16(i)	EUR	1,196	924,049
Bank of America Corp. 8.00%, 1/30/18(i)	US$	1,585	1,425,359
8.125%, 5/15/18(i)		3,130	2,814,746
CenterCredit International 8.625%, 1/30/14(a)		1,134	1,031,827
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(i)	EUR	1,500	1,059,588
Dexia Credit Local 4.30%, 11/18/15(i)		2,000	1,501,083
Dresdner Funding Trust I 8.151%, 6/30/31(a)	US$	2,000	1,459,498
HBOS Capital Funding LP 4.939%, 5/23/16(i)	EUR	1,700	1,519,847
HBOS Euro Finance LP 7.627%, 12/09/11(i)		450	457,278
HT1 Funding GMBH 6.352%, 6/30/17(i)		1,450	1,175,177
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(i)	US$	4,550	2,957,500
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17(i)		1,700	833,000
RS Finance (RSB) 7.50%, 10/07/10(a)		2,359	2,258,742
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,186,423
Zions Bancorporation 5.50%, 11/16/15	US$	1,195	933,299
6.00%, 9/15/15		475	379,174

			21,916,590

Brokerage – 0.1%
E*Trade Financial Corp. 7.375%, 9/15/13		1,075	962,125
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(d)		1,600	258,000
Series G 4.80%, 3/13/14(d)		1,800	283,500

			1,503,625

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 1.0%
CIT Group Funding Co. of Canada 5.20%, 6/01/15	US$	3,600	$3,331,897
CIT Group, Inc. 5.125%, 9/30/14		4,200	2,754,083
6.10%, 3/15/67(i)		2,331	110,723
GMAC LLC 6.75%, 12/01/14(a)		590	535,425
6.875%, 9/15/11(a)		1,090	1,046,400
8.00%, 11/01/31(a)		404	345,420
ILFC E-Capital Trust II 6.25%, 12/21/65(a)(i)		1,500	705,000
Residential Capital LLC 9.625%, 5/15/15		3,132	2,302,020

			11,130,968

Insurance – 0.7%
American International Group, Inc. 6.25%, 3/15/37		2,364	1,229,280
8.175%, 5/15/38(i)		1,336	801,600
Crum & Forster Holdings Corp. 7.75%, 5/01/17		457	430,722
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17		1,000	1,005,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		3,104	2,607,360
10.75%, 6/15/38(a)		1,100	1,155,000
MBIA Insurance Corp. 14.00%, 1/15/33(a)(i)		1,307	562,010

			7,790,972

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(a)		3,151	1,433,705
IPayment, Inc. 9.75%, 5/15/14		642	468,660

			1,902,365

REITS – 0.1%
AMR Real Estate PTR/FIN 7.125%, 2/15/13		1,125	1,105,313

			45,349,833

Utility – 2.8%
Electric – 2.1%
The AES Corp. 7.75%, 3/01/14		2,196	2,206,980
8.00%, 10/15/17		360	361,800
Dynegy Holdings, Inc. 8.375%, 5/01/16		3,141	2,928,982

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16	US$	1,929	$1,832,550
Edison Mission Energy 7.00%, 5/15/17		3,648	2,945,760
7.50%, 6/15/13		1,062	987,660
7.75%, 6/15/16		447	384,420
Energy Future Holdings Corp. 10.875%, 11/01/17		1,090	757,550
Indiantown Cogeneration LP Series A-9 9.26%, 12/15/10		2,532	2,558,219
Mirant Americas Generation LLC 8.50%, 10/01/21		1,710	1,521,900
NRG Energy, Inc. 7.25%, 2/01/14		245	243,162
7.375%, 2/01/16-1/15/17		2,355	2,334,750
RRI Energy, Inc. 7.625%, 6/15/14		1,041	1,014,975
7.875%, 6/15/17		1,293	1,267,140
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15		1,304	925,840
TXU Corp. Series P 5.55%, 11/15/14		1,980	1,436,272
Series Q 6.50%, 11/15/24		1,007	485,020

			24,192,980

Natural Gas – 0.7%
El Paso Corp. Series G 7.375%, 12/15/12		394	399,440
7.75%, 1/15/32		500	468,107
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(i)		1,230	1,205,400
Kinder Morgan Finance Co. 5.70%, 1/05/16		745	708,681
Regency Energy Partners 8.375%, 12/15/13		590	604,750
Source Gas LLC 5.90%, 4/01/17(a)		3,000	2,568,093

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP/Targa Resources Partners Finance Corp. 11.25%, 7/15/17(a)	US$	1,300	$1,391,000

			7,345,471

			31,538,451

Total Corporates - Non-Investment Grades (cost $443,900,638)			418,208,831

EMERGING MARKETS - SOVEREIGNS – 16.3%
Argentina – 3.9%
Argentina Bonos 7.00%, 10/03/15		47,851	35,671,740
7.82%, 12/31/33	EUR	6,510	5,652,602
8.28%, 12/31/33	US$	3,043	2,160,750
2.50%, 12/31/38(b)		3,130	1,111,150

			44,596,242

Colombia – 0.9%
Republic of Colombia 7.375%, 9/18/37(j)		8,150	9,087,250
7.375%, 3/18/19		830	946,125

			10,033,375

Dominican Republic – 1.1%
Dominican Republic 8.625%, 4/20/27(a)		8,403	8,318,970
9.04%, 1/23/18(a)		3,716	3,901,927

			12,220,897

El Salvador – 0.8%
Republic of El Salvador 7.625%, 9/21/34(a)		872	915,600
7.65%, 6/15/35(a)		6,400	6,336,000
7.65%, 6/15/35(a)(j)		1,645	1,628,550

			8,880,150

Gabon – 0.2%
Gabonese Republic 8.20%, 12/12/17(a)		1,936	1,998,920

Ghana – 0.2%
Republic of Ghana 8.50%, 10/04/17(a)		2,175	2,153,250

Indonesia - 2.8%
Republic of Indonesia 6.625%, 2/17/37(a)		2,560	2,483,200
6.875%, 1/17/18(a)		6,272	6,616,960
7.50%, 1/15/16(a)		1,000	1,092,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.75%, 1/17/38(a)	US$	2,447	$2,679,465
8.50%, 10/12/35(a)		1,645	1,957,550
11.625%, 3/04/19(a)		12,390	17,098,200

			31,927,875

Panama – 0.8%
Republic of Panama 6.70%, 1/26/36		1,317	1,407,346
8.875%, 9/30/27		2,709	3,494,610
9.375%, 4/01/29		2,946	3,991,830

			8,893,786

Philippines – 1.2%
Republic of Philippines 7.50%, 9/25/24		3,144	3,513,420
8.375%, 6/17/19		2,101	2,552,715
9.50%, 2/02/30		1,393	1,869,406
9.875%, 1/15/19		820	1,068,050
10.625%, 3/16/25		3,239	4,526,503

			13,530,094

Serbia & Montenegro – 0.2%
Republic of Serbia 3.75%, 11/01/24(b)		2,121	2,078,580

Turkey – 0.6%
Republic of Turkey 6.875%, 3/17/36		2,016	2,040,898
7.00%, 6/05/20		3,400	3,681,044
7.375%, 2/05/25		1,649	1,809,777

			7,531,719

Ukraine – 1.2%
Ukraine Government International Bond 3.20%, 12/19/10	JPY	730,000	7,217,686
6.385%, 6/26/12(a)	US$	750	645,000
6.58%, 11/21/16(a)		2,091	1,594,827
6.75%, 11/14/17(a)		1,005	743,700
7.65%, 6/11/13(a)		4,498	3,868,280

			14,069,493

Uruguay – 0.6%
Republica Orient Uruguay 6.875%, 9/28/25		1,672	1,730,520
7.625%, 3/21/36		550	583,000
7.875%, 1/15/33(e)		1,377	1,490,585
9.25%, 5/17/17(j)		2,814	3,482,325

			7,286,430

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 1.8%
Republic of Venezuela 5.75%, 2/26/16(a)	US$	2,937	$2,015,898
7.00%, 3/31/38(a)		1,181	662,813
7.65%, 4/21/25		6,203	3,871,726
9.00%, 5/07/23(a)		10,415	7,394,650
9.25%, 5/07/28(a)		5,998	4,258,580
9.375%, 1/13/34		2,770	2,026,615

			20,230,282

Total Emerging Markets - Sovereigns (cost $150,637,317)			185,431,093

CORPORATES - INVESTMENT GRADES – 13.2%
Financial Institutions – 5.4%
Banking – 2.3%
Countrywide Financial Corp. 6.25%, 5/15/16		505	511,764
Credit Agricole SA 6.637%, 5/31/17(a)(i)		1,165	920,350
8.375%, 10/13/19(a)		1,805	1,898,860
Financial Security Assurance Holdings Ltd. 6.40%, 12/15/66(a)(i)		2,500	1,500,000
JP Morgan Chase 7.00%, 6/28/17(a)	RUB	14,000	365,837
Mizuho Financial Group Cayman Ltd. 8.375%, 1/27/10	US$	5,100	5,100,000
Morgan Stanley 3.054%, 5/30/11(c)	NZD	3,900	2,664,398
10.09%, 5/03/17	BRL	5,230	2,731,381
Rabobank Nederland 11.00%, 6/30/19(a)(i)	US$	180	225,900
Resona Preferred Global Securities 7.191%, 7/30/15(a)(i)		5,000	4,400,000
VTB Capital SA 6.609%, 10/31/12(a)		2,055	2,075,550
6.875%, 5/29/18(a)		1,333	1,319,670
Wells Fargo & Co. Series K 7.98%, 3/15/18(i)		2,600	2,434,250

			26,147,960

Finance – 0.6%
International Lease Finance Corp. 6.375%, 3/25/13		2,000	1,581,882
SLM Corp. 5.125%, 8/27/12		999	889,515

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series A 4.50%, 7/26/10	US$	899	$886,456
5.00%, 10/01/13		4,100	3,406,710

			6,764,563

Insurance – 2.1%
Assured Guaranty US Holdings Series A 6.40%, 12/15/66		2,723	1,906,100
Coventry Health Care, Inc. 5.875%, 1/15/12		664	670,234
5.95%, 3/15/17		1,415	1,265,034
Farmers Insurance Exchange 8.625%, 5/01/24(a)		3,000	2,943,993
Lincoln National Corp. 8.75%, 7/01/19		604	703,241
MetLife, Inc. 10.75%, 8/01/39		1,995	2,417,749
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)(i)		5,000	3,900,420
9.375%, 8/15/39(a)		2,040	2,131,345
Suncorp Metway Insurance Ltd. 6.75%, 10/06/26(i)	AUD	500	323,172
Series 1 6.75%, 9/23/24(i)		800	545,659
Vero Insurance Ltd. 6.15%, 9/07/25(i)		700	418,629
WR Berkley Corp. 5.60%, 5/15/15	US$	3,500	3,370,217
ZFS Finance USA Trust I 6.15%, 12/15/65(a)(i)		3,000	2,670,000

			23,265,793

Other Finance – 0.4%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		911	942,881
ORIX Corp. 5.48%, 11/22/11		3,000	3,002,142
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	27,997	917,129

			4,862,152

			61,040,468

Industrial – 4.3%
Basic – 1.4%
ArcelorMittal 9.00%, 2/15/15	US$	730	842,763
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,565	1,629,689

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	US$	1,466	$1,575,950
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		947	975,410
Rio Tinto Finance USA Ltd. 8.95%, 5/01/14		2,639	3,118,960
Union Carbide Corp. 7.75%, 10/01/96		2,500	1,925,702
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		2,041	2,168,603
Vale Overseas Ltd. 5.625%, 9/15/19		285	284,459
6.875%, 11/21/36		3,495	3,516,320

			16,037,856

Capital Goods – 0.3%
Allied Waste North America, Inc. Series B 7.125%, 5/15/16		362	384,625
7.375%, 4/15/14		1,090	1,127,582
Lafarge SA 7.125%, 7/15/36		1,500	1,508,543

			3,020,750

Communications - Media – 0.9%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,190,840
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 6.375%, 6/15/15		3,900	4,026,750
News America, Inc. 6.40%, 12/15/35		1,000	999,911
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,400	2,349,741

			10,567,242

Communications - Telecommunications – 0.1%
Qwest Corp. 7.625%, 6/15/15		1,590	1,605,900

Consumer Cyclical - Other – 0.2%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,834,534

Consumer Non-Cyclical – 0.2%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	386,940
Reynolds American, Inc. 7.625%, 6/01/16		1,376	1,482,167

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17	US$	422	$405,120
Whirlpool Corp. 8.60%, 5/01/14		190	216,894

			2,491,121

Energy – 0.4%
TNK-BP Finance SA 7.50%, 7/18/16(a)		4,708	4,731,540

Other Industrial – 0.6%
Noble Group Ltd. 6.625%, 3/17/15(a)		1,768	1,785,857
6.75%, 1/29/20(a)		2,368	2,370,787
8.50%, 5/30/13(a)		2,103	2,297,527

			6,454,171

Technology – 0.2%
Motorola, Inc. 6.50%, 9/01/25		2,035	1,733,637
7.50%, 5/15/25		325	298,971

			2,032,608

			48,775,722

Non Corporate Sectors – 2.1%
Agencies - Not Government Guaranteed – 2.1%
Gaz Capital SA 6.212%, 11/22/16(a)		7,124	6,776,705
6.51%, 3/07/22(a)		9,473	8,549,382
Petrobras International Finance 5.75%, 1/20/20		3,050	3,040,850
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(a)		869	855,965
7.70%, 8/07/13(a)		3,477	3,694,313
8.70%, 8/07/18(a)		1,219	1,365,280

			24,282,495

Utility – 1.4%
Electric – 0.6%
Aquila, Inc. 11.875%, 7/01/12(b)		1,000	1,160,615
Dominion Resources, Inc. 7.50%, 6/30/66(i)		4,100	4,018,000
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)(j)		1,364	1,473,120

			6,651,735

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.8%
Enterprise Products Operating LP Series H 6.65%, 10/15/34	US$	1,500	$1,598,958
Southern Union Co. 7.60%, 2/01/24		3,200	3,374,954
TransCanada Pipelines Ltd. 6.35%, 5/15/67(i)		2,500	2,326,988
Williams Co., Inc. 7.625%, 7/15/19		1,448	1,575,363
7.875%, 9/01/21		200	218,236

			9,094,499

			15,746,234

Total Corporates - Investment Grades (cost $148,484,054)			149,844,919

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.0%
Non-Agency Fixed Rate CMBS – 9.0%
Ball 2009-ub1 A4b Series 2009-UB1, Class A4B 5.621%, 6/24/50(a)		3,500	2,632,445
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		5,686	5,009,120
Series 2006-C4, Class A3 5.467%, 9/15/39		5,320	4,641,838
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	4,168,347
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A2 5.117%, 4/10/37+		14,000	13,995,592
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+		14,000	14,216,699
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AJ 5.04%, 10/15/42		5,300	4,156,364
Series 2006-CB15, Class AM 5.855%, 6/12/43		670	533,300
Series 2007-C1, Class A4 5.716%, 2/15/51		3,000	2,364,516
Series 2007-LD12, Class A2 5.827%, 2/15/51+		20,548	20,936,762

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2005-C2, Class AJ 5.205%, 4/15/30	US$	2,475	$1,984,042
Series 2007-C1, Class AM 5.455%, 2/15/40		5,500	3,859,314
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4 5.829%, 6/12/50		1,700	1,457,172
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		7,600	5,990,668
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		7,100	6,826,996
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,300	5,794,886
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class AJ 5.138%, 7/15/42		1,810	1,381,188
Series 2006-C25, Class AM 5.74%, 5/15/43		3,700	3,023,698

Total Commercial Mortgage-Backed Securities (cost $100,064,411)			102,972,947

GOVERNMENTS - TREASURIES – 5.2%
Brazil - 3.1%
Brazil Notas do Tesouro Nacional Serie F 10.00%, 1/01/14	BRL	19,170	9,974,198
Republic of Brazil 10.25%, 1/10/28		2,649	1,505,626
12.50%, 1/05/16-1/05/22(j)		37,899	24,079,908

			35,559,732

Hungary – 1.7%
Hungary Government Bond Series 13/D 6.75%, 2/12/13	HUF	682,940	3,614,224
Series 14/C 5.50%, 2/12/14		2,010,780	10,060,466
Series 15/A 8.00%, 2/12/15		509,090	2,798,986
Series 16/C 5.50%, 2/12/16		599,080	2,918,683

			19,392,359

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

South Africa – 0.4%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	34,000	$4,156,184

Total Governments - Treasuries (cost $51,612,219)			59,108,275

QUASI-SOVEREIGNS – 4.8%
Quasi-Sovereign Bonds – 4.8%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(a)	US$	2,600	2,444,000

Kazakhstan – 1.4%
Intergas Finance BV 6.375%, 5/14/17(a)		8,000	7,560,000
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		4,530	4,756,500
9.125%, 7/02/18(a)		3,000	3,300,000

			15,616,500

Russia – 2.5%
GPB Eurobond Finance PLC for Gazprombank 7.25%, 2/22/10	RUB	50,800	1,723,303
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	US$	9,519	9,281,025
7.125%, 1/14/14(a)		4,785	4,976,400
7.75%, 5/29/18(a)		11,479	12,110,345

			28,091,073

Trinidad And Tobago – 0.1%
Petroleum Co of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		1,450	1,645,750

Venezuela – 0.6%
Petroleos de Venezuela SA 5.25%, 4/12/17		11,577	6,784,122
5.375%, 4/12/27		340	153,850

			6,937,972

Total Quasi-Sovereigns (cost $47,105,483)			54,735,295

EMERGING MARKETS - TREASURIES – 2.6%
Colombia – 0.9%
Republic of Colombia 9.85%, 6/28/27	COP	1,391,000	782,360
12.00%, 10/22/15(j)		15,901,000	9,638,685

			10,421,045

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Egypt – 0.1%
Arab Republic of Egypt 8.75%, 7/18/12(a)	EGP	6,760	$1,266,033

Turkey – 1.6%
Turkey Government Bond 16.00%, 3/07/12	TRY	23,044	17,429,326

Total Emerging Markets - Treasuries (cost $24,662,262)			29,116,404

GOVERNMENTS - SOVEREIGN BONDS – 1.8%
Brazil – 0.5%
Republic of Brazil 7.125%, 1/20/37(j)	US$	2,588	2,995,662
8.25%, 1/20/34		2,022	2,598,270

			5,593,932

Croatia – 0.3%
Croatia 6.75%, 11/05/19(a)(l)		3,280	3,310,340

Iceland – 0.3%
Iceland Government International Bond 3.75%, 12/01/11	EUR	2,750	3,703,108

Lithuania – 0.4%
Republic of Lithuania 6.75%, 1/15/15(a)	US$	3,815	3,837,840

Peru – 0.3%
Republic of Peru 8.75%, 11/21/33		2,738	3,586,780

Total Governments - Sovereign Bonds (cost $17,241,633)			20,032,000

BANK LOANS – 1.7%
Industrial – 1.3%
Basic – 0.1%
Hexion Specialty Chemicals, Inc. 2.56%, 5/05/13(c)		365	290,271
Ineos US Finance LLC 12/16/13(m)		130	111,000
12/16/14(m)		130	111,522
John Maneely Co. 3.50%-3.53%, 12/09/13(c)		497	453,314

			966,107

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Graham Packaging Company, L.P. 2.50%-2.56%, 10/07/11(c)	US$	88	$86,013
6.75%, 4/05/14(c)		882	880,645
Graphic Packaging International, Inc. 3.00%-3.04%, 5/16/14(c)		231	221,268
Hawker Beechcraft Acquisition 3/26/14(m)		122	96,143
3/26/14(m)		7	5,689

			1,289,758

Communications - Media – 0.5%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.74%, 7/03/14(c)		1,228	1,062,281
Charter Communications Operating LLC 6.25%, 3/06/14(c)		985	895,390
9.25%, 3/06/14(c)		1,231	1,241,358
Clear Channel Communications, Inc. 1/29/16(m)		200	138,500
Univision Communications, Inc. 2.53%, 9/29/14(c)		1,375	1,097,140
Wide Open West Finance LLC 2.75%-4.75%, 6/30/14(c)		995	925,350

			5,360,019

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 3.25%-3.29%, 12/15/13(c)		232	206,528

Consumer Cyclical - Other – 0.1%
Harrah’s Operating Co., Inc. 3.28%, 1/28/15(c)		601	477,324
Las Vegas Sands LLC 2.04%, 5/23/14(c)		499	398,772

			876,096

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory 2.50%-2.63%, 5/28/13(c)		284	258,104

Consumer Non-Cyclical – 0.1%
Carestream Health, Inc. 2.24%-2.25%, 4/30/13(c)		882	819,559
HCA, Inc. 2.53%, 11/18/13(c)		671	624,429
Wrigley Jr Company 6.50%, 9/30/14(c)		289	292,036

			1,736,024

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Ashmore Energy International 3.24%, 3/30/12(c)	US$	118	$109,292
3.28%, 3/30/14(c)		814	752,509

			861,801

Other Industrial – 0.0%
Swift Transportation Co., Inc. 5/12/14(m)		250	211,949

Services – 0.2%
Sabre, Inc. 2.49%, 9/30/14(c)		500	432,790
ServiceMaster Co. 2.75%-2.84%, 7/24/14(c)		199	176,664
West Corp. 7.25%, 10/24/13(c)		1,231	1,231,903

			1,841,357

Technology – 0.1%
Avaya, Inc. 3.14%, 10/24/14(c)		349	298,194
First Data Corp. 3.03%-3.04%, 9/24/14(c)		729	624,670
Sungard Data Systems, Inc. 1.99%, 2/28/14(c)		25	23,452
3.88%-4.09%, 2/28/16(c)		362	350,362

			1,296,678

			14,904,421

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. 2.81%, 11/01/13(c)		479	437,937
4.81%, 5/01/14(c)		1,000	845,000
Texas Competitive Electric Holdings Company LLC 3.74%-3.78%, 10/10/14(c)		1,719	1,329,052

			2,611,989

Financial Institutions – 0.1%
Finance – 0.1%
CIT Group, Inc. 13.00%, 1/20/12(c)		1,124	1,168,687

Insurance – 0.0%
Asurion Corp. 3.24%-3.25%, 7/03/14(c)		300	283,542

			1,452,229

Total Bank Loans (cost $18,911,944)			18,968,639

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Shares	U.S. $ Value

PREFERRED STOCKS – 1.6%
Industrial – 1.1%
Communications - Telecommunications – 1.1%
Centaur Funding Corp. 9.08%(a)		12,280	$12,322,213

Financial Institutions – 0.5%
Banking – 0.5%
Capital One Capital II 7.50%		130,000	2,912,000
Preferred Blocker, Inc. 7.00%(a)		479	292,504
Royal Bank of Scotland Group PLC Series N 6.35%		100,000	1,028,000
Santander Finance Preferred SA Unipersonal 6.80%		67,000	1,631,450

			5,863,954

REITS – 0.0%
Sovereign REIT 12.00%(a)		501	526,050

			6,390,004

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(i)		11,250	12,375
Federal National Mortgage Association 8.25%(i)		51,350	59,052

			71,427

Total Preferred Stocks (cost $22,381,332)			18,783,644

		Principal Amount (000)
ASSET-BACKED SECURITIES – 1.3%
Credit Cards - Floating Rate – 1.1%
Citibank Omni Master Trust Series 2009-A14, Class A14 2.995%, 8/15/18(a)(c)+	US$	13,000	13,326,514

Home Equity Loans - Floating Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2006-S10, Class A1 0.354%, 10/25/36(c)		672	589,730

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-S5, Class A1 0.354%, 6/25/35(c)	US$	65	$55,430
Series 2007-S2, Class A1 0.384%, 5/25/37(c)		1,898	1,450,338

			2,095,498

Total Asset-Backed Securities (cost $15,294,806)			15,422,012

EMERGING MARKETS - CORPORATE BONDS – 0.8%
Financial Institutions – 0.5%
Banking – 0.4%
Alfa Bond Issuance PLC 8.625%, 12/09/15		900	877,500
ATF Bank 9.00%, 5/11/16(a)		2,564	2,461,440
Banco BMG SA 9.15%, 1/15/16(a)		1,300	1,332,500

			4,671,440

Other Finance – 0.1%
MMG Fiduc (AES El Salvador) 6.75%, 2/01/16(a)		1,200	1,023,564

			5,695,004

Industrial – 0.3%
Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Proprietary Ltd. 6.273%, 6/15/15(a)(c)	EUR	1,434	1,287,311

Consumer Non-Cyclical – 0.1%
Foodcorp Ltd. 8.875%, 6/15/12(a)		456	637,519

Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19	US$	1,412	1,556,702

Technology – 0.0%
MagnaChip Semiconductor SA 8.00%, 12/15/14(d)(h)		200	20

			3,481,552

Total Emerging Markets - Corporate Bonds (cost $9,005,240)			9,176,556

INFLATION-LINKED SECURITIES – 0.4%
Brazil – 0.2%
Unibanco Grand Cayman 8.70%, 2/11/10(a)	BRL	3,762	1,986,036

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Uruguay – 0.2%
Republic of Uruguay 3.70%, 6/26/37	UYU	49,001	$2,070,120

Total Inflation-Linked Securities (cost $3,827,529)			4,056,156

GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
Egypt – 0.2%
Kreditanstalt fuer Wiederaufbau 18.50%, 2/11/10	EGP	14,000	2,632,732

Philippines – 0.1%
Power Sector Assets & Liabilities Management Corp. 7.25%, 5/27/19(a)	US$	950	1,029,752

Total Governments - Sovereign Agencies (cost $3,452,384)			3,662,484

CMOS – 0.3%
Non-Agency ARMS – 0.3%
American Home Mortgage Assets Series 2006-5, Class A1 1.678%, 11/25/46(c)		5,547	2,555,269
Indymac Index Mortgage Loan Trust Series 2006-AR5, Class 2A1 5.589%, 5/25/36(i)		1,401	1,062,369

Total CMOs (cost $2,878,847)			3,617,638

		Shares
EQUITIES – 0.3%
Common Stock – 0.3%
American Media, Inc.(a)(k)(n)		10,382	0
Broder Brothers Co.(a)(k)(n)		26,940	0
Citigroup, Inc.		759,999	3,108,396

Total Equities (cost $1,841,998)			3,108,396

		Principal Amount (000)
LOCAL GOVERNMENTS - REGIONAL BONDS – 0.3%
Colombia – 0.3%
Bogota Distrio Capital 9.75%, 7/26/28(a) (cost $2,644,267)	COP	6,665,000	3,076,661

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.1%
Eurasian Development Bank 7.375%, 9/29/14(a) (cost $860,000)	US$	860	$890,100

		Shares
WARRANTS – 0.0%
Central Bank of Nigeria, expiring 11/15/20(n) (cost $0)		2,500	287,500

SHORT-TERM INVESTMENTS – 9.9%
Investment Companies – 9.9%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.11%(o) (cost $112,962,000)		112,962,000	112,962,000

Total Investments – 106.7% (cost $1,177,768,364)			1,213,461,550
Other assets less liabilities – (6.7)%			(76,335,868)

Net Assets – 100.0%			$1,137,125,682

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2009	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
JPMorgan Chase Bank, N.A.:
Republic of Iceland 4.375%, 3/10/14, 12/20/11*	(10.50)%	4.095%	EUR	$ 2,750	$(563,983)	$—	$(563,983)

Sale Contracts:
Citigroup Global Markets Ltd.: Federal Republic of Brazil 12.25%, 3/6/30, 8/20/10*	3.09	0.659		7,110	185,186	—	185,186
Deutsche Bank AG:
Ukraine 7.65%, 6/11/13, 9/20/10*	5.00	15.217		8,800	(680,650)	833,686	153,036
Goldman Sachs Bank USA:
VTB Bank 4.25%, 2/15/16, 11/20/11*†	11.50	2.698		4,400	995,431	—	995,431

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2009	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Gazprom 8.625%, 4/28/34, 11/20/11*†	9.25%	2.020%	$8,400	$1,567,136	$—	$1,567,136
Russian Federation 7.50%, 3/31/30, 12/20/09*†	5.00	0.675	5,200	129,226	41,494	170,720
JPMorgan Chase Bank, N.A.:
OAO Gazprom 10.50%, 10/21/09, 10/20/10*	1.04	1.454	4,560	(16,805)	—	(16,805)
Ukraine 7.65%, 6/11/13, 2/20/11*	5.00	15.084	3,500	(367,063)	622,100	255,037
Morgan Stanley Capital Services Inc.:
Republic of Kazakhstan Zero Coupon, 1/20/10, 1/20/10*†	0.00	1.308	7,800	(23,267)	134,501	111,234
Republic of Venezuela 9.25%, 9/15/27, 11/20/09*†	5.00	9.441	10,900	220,351	79,025	299,376
RSHB 7.18%, 5/16/13, 11/20/13*†	9.75	2.212	5,400	1,740,541	—	1,740,541

*	Termination date.
†	The Fund held collateral received from the swap counterparty. The aggregate market value of these securities amounted to $4,249,316.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
New Zealand Dollar settling 11/23/09	4,052	$2,965,384	$2,903,172	$(62,212)
Polish Zloty* settling 11/25/09	26,477	9,199,765	9,137,621	(62,144)
Russian Ruble settling 11/12/09	321,566	9,745,916	10,997,223	1,251,307
South Korean Won** settling 11/16/09	11,606	10,018,326	9,814,868	(203,458)

Sale Contracts:
Colombian Peso settling 11/23/09	12,725,188	6,769,797	6,350,238	419,559
Colombian Peso settling 11/30/09	8,597,873	4,270,686	4,288,179	(17,493)
Colombian Peso settling 11/30/09	3,750,004	1,879,098	1,870,310	8,788
Euro settling 11/16/09	310	449,261	456,760	(7,499)
Euro settling 11/16/09	249	360,601	366,621	(6,020)
Euro settling 11/16/09	18,237	26,459,383	26,837,651	(378,268)
Euro settling 11/16/09	866	1,263,576	1,274,952	(11,376)
Euro settling 11/16/09	203	296,267	299,263	(2,996)
Euro settling 11/16/09	655	968,437	964,080	4,357
Euro settling 11/16/09	76	110,368	111,343	(975)
Euro settling 11/16/09	656	954,091	965,210	(11,119)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
Euro settling 11/16/09	197	$291,606	$290,621	$985
Euro settling 11/16/09	120	180,027	176,804	3,223
Euro settling 11/16/09	476	710,683	699,874	10,809
Euro settling 11/16/09	165	247,581	242,478	5,103
Euro settling 11/16/09	298	437,056	438,639	(1,583)
Euro* settling 11/25/09	6,271	9,199,766	9,227,666	(27,900)
Japanese Yen settling 11/05/09	395,824	4,255,486	4,397,360	(141,874)
Japanese Yen settling 11/05/09	225,253	2,421,760	2,502,419	(80,659)
Japanese Yen** settling 11/16/09	898,433	10,018,326	9,981,612	36,714

*	Represents a cross-currency purchase of Polish Zloty and a sale of Euro.

**	Represents a cross-currency purchase of South Korean Won and a sale of Japanese Yen.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	Amount
BARCLAYS CAPITAL	0.15%		12/31/09	$1,400,554
BARCLAYS CAPITAL	(0.20	)++	12/31/09	3,359,291
BARCLAYS CAPITAL	0.25		12/31/09	6,991,165
BARCLAYS CAPITAL	0.30		12/31/09	2,344,769
BARCLAYS CAPITAL	0.85		12/31/09	2,756,169
BARCLAYS CAPITAL	(3.00	)++	12/31/09	1,096,399
BARCLAYS CAPITAL	(1.00	)++	12/31/10	1,504,698
CHASE MANHATTAN BANK	0.20		12/31/09	8,919,167
CHASE MANHATTAN BANK	(0.25	)++	12/31/09	7,871,789
CHASE MANHATTAN BANK	0.85		12/31/09	1,808,505

				$38,052,506

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate market value of these securities amounted to $334,123,624 or 29.4% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2009.

(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2009.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of October 31, 2009, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Gallery Capital SA 10.125%, 5/15/13	5/10/2006	$958,819	$288,000	0.03%
Broder Brothers Co. 12.00%, 10/15/13	5/21/2009	391,503	118,767	0.01%

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	Illiquid security.

(i)	Variable rate coupon, rate shown as of October 31, 2009.

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

(j)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $37,707,130.

(k)	Fair valued.

(l)	When-Issued or delayed delivery security.

(m)	This position or a portion of this position represents an unsettled loan purchase. At October 31, 2009, the market value and unrealized gain/(loss) of these unsettled loan purchases amounted to $674,803 and $3,373, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(n)	Non-income producing security.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $53,505,432.

++	Interest payment due from counterparty.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2009, the fund’s total exposure to subprime investments was 0.13% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

COP – Colombian Peso

EGP – Egypt Pound

EUR – Euro Dollar

HUF – Hungarian Forint

JPY – Japanese Yen

NZD – New Zealand Dollar

RUB – Russian Rouble

TRY – New Turkish Lira

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,064,806,364)	$1,100,499,550
Affiliated issuers (cost $112,962,000)	112,962,000
Cash	3,391,732 (a)
Foreign currencies, at value (cost $1,280,345)	1,256,232
Interest receivable	23,584,610
Receivable for capital stock sold	8,174,394
Unrealized appreciation of swap contracts	5,477,697
Unrealized appreciation of forward currency exchange contracts	1,740,845
Receivable for investment securities sold	1,680,152

Total assets	1,258,767,212

Liabilities
TALF loan payable	52,705,337
Payable for reverse repurchase agreements	38,052,506
Payable for investment securities purchased and foreign currency contracts	11,987,748
Payable for capital stock redeemed	11,051,891
Dividends payable	3,466,781
Upfront premium paid on credit default swap contracts	1,710,806
Unrealized depreciation of forward currency exchange contracts	1,015,576
Unrealized depreciation of swap contracts	580,788
Distribution fee payable	425,373
Advisory fee payable	384,119
Transfer Agent fee payable	51,095
Administrative fee payable	34,984
Accrued expenses and other liabilities	174,526

Total liabilities	121,641,530

Net Assets	$1,137,125,682

Composition of Net Assets
Capital stock, at par	$137,628
Additional paid-in capital	1,188,809,197
Distributions in excess of net investment income	(5,613,088)
Accumulated net realized loss on investment and foreign currency transactions	(87,673,611)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	41,465,556

$1,137,125,682

Net Asset Value Per Share—21 billion shares of capital stock authorized,

$.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$780,222,382	94,675,481	$8.24	*

B	$52,041,002	6,264,471	$8.31

C	$222,631,552	26,719,544	$8.33

Advisor	$76,842,590	9,314,747	$8.25

R	$3,754,251	455,699	$8.24

K	$1,327,506	161,081	$8.24

I	$306,399	37,153	$8.25

*	The maximum offering price per share for Class A shares was $8.61 which reflects a sales charge of 4.25%.

(a)	An amount of $2,000,000 has been segregated to collateralize credit default swap contracts outstanding at October 31, 2009.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment Income
Interest (net of foreign taxes withheld of $1,947)	$81,055,721
Dividends
Unaffiliated issuers	2,449,887
Affiliated issuers	49,353	$83,554,961

Expenses
Advisory fee (see Note B)	3,771,257
Distribution fee—Class A	1,586,130
Distribution fee—Class B	507,160
Distribution fee—Class C	1,391,078
Distribution fee—Class R	12,332
Distribution fee—Class K	2,427
Transfer agency—Class A	867,548
Transfer agency—Class B	111,300
Transfer agency—Class C	243,983
Transfer agency—Advisor Class	47,947
Transfer agency—Class R	4,632
Transfer agency—Class K	1,801
Transfer agency—Class I	132
Custodian	303,757
Printing	159,057
Registration fees	143,975
Administrative	105,113
Audit	91,542
Legal	58,421
Directors’ fees	47,789
Miscellaneous	35,507

Total expenses before interest and borrowing fee	9,492,888
Interest expense and borrowing fee	213,492
Talf administrative fee	93,818

Total expenses	9,800,198
Less: expenses waived by the Adviser (see Note B)	(1,085,765)

Net expenses		8,714,433

Net investment income		74,840,528

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(51,686,750)
Swap contracts		2,776,821
Foreign currency transactions		(7,245,265)
Net change in unrealized appreciation/ (depreciation) of:
Investment transactions		328,239,688
Swap contracts		6,147,587
Foreign currency denominated assets and liabilities		1,953,825

Net gain on investment and foreign currency transactions		280,185,906

Net Increase in Net Assets from Operations		$355,026,434

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$74,840,528	$59,758,504
Net realized loss on investment and foreign currency transactions	(56,155,194)	(11,174,779)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	336,341,100	(298,249,359)
Contributions from Adviser (see Note B)	– 0	–	902

Net increase (decrease) in net assets from operations	355,026,434	(249,664,732)
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(54,815,063)	(45,758,861)
Class B	(4,924,499)	(5,640,505)
Class C	(13,216,302)	(10,819,849)
Advisor Class	(3,291,539)	(589,547)
Class R	(248,936)	(115,063)
Class K	(101,203)	(44,854)
Class I	(24,694)	(14,863)
Tax return of capital
Class A	(987,790)	– 0	–
Class B	(96,072)	– 0	–
Class C	(256,532)	– 0	–
Advisor Class	(55,537)	– 0	–
Class R	(4,516)	– 0	–
Class K	(1,799)	– 0	–
Class I	(428)	– 0	–
Net realized gain on investment and foreign currency transactions
Class A	(1,501,743)	(6,453,496)
Class B	(176,981)	(874,556)
Class C	(371,845)	(2,191,069)
Advisor Class	(17,794)
Class R	(5,912)	– 0	–
Class K	(2,609)	– 0	–
Class I	(658)	– 0	–
Capital Stock Transactions
Net increase	235,996,628	545,111,930

Total increase	510,920,610	222,944,535
Net Assets
Beginning of period	626,205,072	403,260,537

End of period (including distributions in excess net investment income and undistributed net investment income of $(5,613,088) and $3,471,547, respectively)	$1,137,125,682	$626,205,072

See notes to financial statements.

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Emerging Market Debt Fund, Inc., was incorporated in the State of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Notes to Financial Statements

exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indication, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.4). As of October 31, 2009, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2009:

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates—Non-Investment Grades	$	– 0	–	$389,053,524		$29,155,307		$418,208,831
Emerging Markets—Sovereigns		– 0	–	37,000,790		148,430,304		185,431,094
Corporates—Investment Grades		– 0	–	110,327,230		39,517,688		149,844,918
Investment Company		112,962,000		– 0	–	– 0	–	112,962,000
Commercial Mortgage-Backed Securities		– 0	–	89,229,130		13,743,817		102,972,947
Governments—Treasuries		– 0	–	19,934,320		39,173,955		59,108,275
Quasi—Sovereigns		– 0	–	11,729,872		43,005,423		54,735,295
Emerging Markets—Treasuries		– 0	–	– 0	–	29,116,404		29,116,404
Governments—Sovereign Bonds		– 0	–	13,846,950		6,185,050		20,032,000
Bank Loans		– 0	–	– 0	–	18,968,639		18,968,639
Preferred Stock		– 0	–	18,257,594		526,050		18,783,644
Asset-Backed Securities		– 0	–	13,326,514		2,095,498		15,422,012
Emerging Markets—Corporate Bonds		– 0	–	5,382,616		3,793,940		9,176,556
Inflation-Linked Securities		– 0	–	– 0	–	4,056,156		4,056,156
Governments—Sovereign Agencies		– 0	–	1,029,752		2,632,732		3,662,484
CMOs		– 0	–	– 0	–	3,617,638		3,617,638
Common Stock		3,108,396		– 0	–	– 0	–	3,108,396
Local Governments—Regional Bonds		– 0	–	– 0	–	3,076,661		3,076,661
Supranationals		– 0	–	890,100		– 0	–	890,100
Warrants		– 0	–	– 0	–	287,500		287,500

Total Investments in Securities		116,070,396		710,008,392		387,382,762		1,213,461,550

Other Financial Instruments*:
Assets:		– 0	–	7,218,542		– 0	–	7,218,542

Liabilities:		– 0	–	(1,596,364)		– 0	–	(1,596,364)

TALF Loans		– 0	–	– 0	–	(52,705,337)		(52,705,337)

Total		$116,070,396		$715,630,570		$334,677,425		$1,166,378,391

*	Other financial instruments are derivative instruments, such as forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Non-Investment Grades	Emerging Markets - Sovereigns	Corporates - Investment Grades	Commercial Mortgage- Backed Securities
Balance as of 10/31/08	$3,030,804	$55,221,080	$4,340,407	$	– 0	–
Accrued discounts/premiums	41,169	1,936,789	133,100		56,796
Realized gain (loss)	(7,452,144)	(11,369,916)	817		– 0	–
Change in unrealized appreciation/Depreciation	7,182,086	58,011,274	3,170,327		1,339,660
Net purchases (sales)	7,239,896	24,893,535	5,108,623		6,552,475
Net transfers in and/or out of Level 3	19,113,496	19,737,542	26,764,414		5,794,886

Balance as of 10/31/09	$29,155,307	$148,430,304	$39,517,688		$13,743,817

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$(747,398)	$49,011,549	$2,343,080		$812,712

	Governments - Treasuries		Quasi - Sovereigns		Emerging Markets - Treasuries	Governments - Sovereign Bonds
Balance as of 10/31/08	$32,251,271		$2,254,324		$2,733,533	$2,601,100
Accrued discounts/premiums	(21,410)		200,377		(26,739)	(2,447)
Realized gain (loss)	(3,303,615)		– 0	–	20,035	267,029
Change in unrealized appreciation/depreciation	14,390,258		5,346,421		2,800,800	1,537,982
Net purchases (sales)	(4,142,549)		10,917,056		6,159,449	1,781,386
Net transfers in and/or out of Level 3	– 0	–	24,287,245		17,429,326	– 0	–

Balance as of 10/31/09	$39,173,955		$43,005,423		$29,116,404	$6,185,050

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$10,527,632		$8,888,834		$5,575,514	$1,537,982

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Notes to Financial Statements

	Bank Loans		Preferred Stock		Asset- Backed Securities		Emerging Markets - Corporate Bonds
Balance as of 10/31/08	$23,866,852		$475,950		$7,368,236		$715,000
Accrued discounts/premiums	(118,777)		– 0	–	20,338		1,369
Realized gain (loss)	(5,490,163)		– 0	–	607,260		– 0	–
Change in unrealized appreciation/depreciation	6,126,900		50,100		(165,660)		616,131
Net purchases (sales)	(5,416,173)		– 0	–	(5,734,676)		– 0	–
Net transfers in and/or out of Level 3	– 0	–	– 0	–	– 0	–	2,461,440

Balance as of 10/31/09	$18,968,639		$526,050		$2,095,498		$3,793,940

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$4,218,816		$50,100		$(155,342)		$502,217

	Inflation- Linked Securities		Governments - Sovereign Agencies			CMOs			Local Governments - Regional Bonds
Balance as of 10/31/08	$2,367,375		$	– 0	–	$	– 0	–	$328,843
Accrued discounts/premiums	(28,165)			(44,543)			13,986		1,830
Realized gain (loss)	(10,545)			– 0	–		84,686		– 0	–
Change in unrealized appreciation/depreciation	1,630,524			122,412			754,621		626,651
Net purchases (sales)	96,967			2,554,863			2,764,345		2,119,337
Net transfers in and/or out of Level 3	– 0	–		– 0	–		– 0	–	– 0	–

Balance as of 10/31/09	$4,056,156			$2,632,732			$3,617,638		$3,076,661

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$1,630,524			$122,412			$754,621		$626,650

	Warrants		Total
Balance as of 10/31/08	$545,000		$138,099,775
Accrued discounts/premiums	– 0	–	2,163,673
Realized gain (loss)	1,679,344		(24,967,212)
Change in unrealized appreciation/depreciation	(487,500)		103,052,987
Net purchases (sales)	(1,449,344)		53,445,190
Net transfers in and/or out of Level 3	– 0	–	115,588,349

Balance as of 10/31/09	$287,500		$387,382,762

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09	$(487,500)		$85,212,403	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP disclosure requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets.

Effective January 25, 2008, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis, to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R. Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2009, such reimbursement amounted to $1,085,765.

During the year ended October 31, 2008, the Adviser reimbursed the Fund $902 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2009, such fees amounted to $105,113.

The Fund compensates AllianceBernstein Investor Services, Inc. (ABIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $609,398 for the year ended October 31, 2009.

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2009 is as follows:

Market Value October 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2009 (000)	Dividend Income (000)
$ 6,973	$139,684	$26,722	$112,962	$49,353

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $110,108 from the sale of Class A shares and received $4,164, $33,146, and $26,574 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2009.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the portfolio’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,663,975, $3,950,194, $8,343 and $3,732 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$566,176,561		$300,508,991
U.S. government securities	– 0	–	4,639,453

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts and swap contracts) are as follows:

Cost	$1,177,891,347

Gross unrealized appreciation	$99,023,674
Gross unrealized depreciation	(63,453,471)

Net unrealized appreciation	$35,570,203

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2009, the Fund had no transactions in written options.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Notes to Financial Statements

an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At October 31, 2009, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $66,070,000 with net unrealized appreciation of $5,460,892 and terms ranging from 1 month to 4 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund declines below specific levels set forth in the documentation (“net asset contingent

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Notes to Financial Statements

features”). If these levels are triggered, the Fund’s counterparty has the right to terminate swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2009, the Fund has credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounts $580,788 at October 31, 2009.

At October 31, 2009 the Fund had entered into the following derivatives (not designated as hedging instruments under “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation of swap contracts	$5,477,697	Unrealized depreciation of swap contracts	$580,788
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	1,740,845	Unrealized depreciation of forward currency exchange contracts	1,015,576

Total		$7,218,542		$1,596,364

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; change in unrealized appreciation/depreciation of swap contracts	$2,776,821	$6,147,587
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,218,494)	1,386,630

Total		$1,558,327	$7,534,217

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

For the year ended October 31, 2009, the average monthly principal amount of forward currency exchange contracts was $51,070,677 and the average monthly notional amount of credit default was $60,934,615.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended October 31, 2009 the average amount of reverse repurchase agreements outstanding was $3,284,761 and the daily weighted average interest rate was (0.08%).

4. Term Asset-Backed Securities Loan Facility

The Fund participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Fund’s records. The Fund agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Fund is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund pays a one time administration fee based upon the amount borrowed to the FRBNY.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Notes to Financial Statements

Borrowing under TALF, as with the extension of other types of credit, subjects a Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should a Fund be unable to repay a loan. Additionally, there is the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Fund remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, a Fund will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

For the year ended October 31, 2009, the average amount of TALF loans outstanding was $8,939,719 and the weighted average interest rate was 2.74%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2009		Year Ended October 31, 2008

Class A
Shares sold	35,548,416		11,780,467	$255,404,068		$96,299,338

Shares issued in reinvestment of dividends and distributions	5,363,917		4,279,159	35,062,470		34,483,748

Shares converted from Class B	2,418,802		3,280,213	15,973,756		26,679,696

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	60,482,629	– 0	–	515,229,751

Shares redeemed	(25,654,414)		(34,064,045)	(167,978,078)		(273,928,589)

Net increase	17,676,721		45,758,423	$138,462,216		$398,763,944

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2009		Year Ended October 31, 2008

Class B
Shares sold	925,937		859,088	$5,947,080		$7,038,599

Shares issued in reinvestment of dividends and distributions	479,418		495,659	3,082,942		4,045,564

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	10,243,982	– 0	–	88,036,037

Shares converted to Class A	(2,399,018)		(3,251,905)	(15,973,756)		(26,679,696)

Shares redeemed	(2,015,989)		(2,927,704)	(12,882,778)		(23,418,204)

Net increase (decrease)	(3,009,652)		5,419,120	$(19,826,512)		$49,022,300

Class C
Shares sold	11,822,324		2,371,662	$86,721,170		$19,204,494

Shares issued in reinvestment of dividends and distributions	1,251,606		1,024,869	8,306,930		8,399,773

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	12,711,364	– 0	–	109,457,204

Shares redeemed	(5,373,542)		(6,581,399)	(35,784,954)		(52,284,854)

Net increase	7,700,388		9,526,496	$59,243,146		$84,776,617

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2009		January 28, 2008(a) to October 31, 2008	Year Ended October 31, 2009		January 28, 2008(a) to October 31, 2008

Advisor Class
Shares sold	10,778,833		559,030	$75,896,243		$4,665,096

Shares issued in reinvestment of dividends	362,613		68,684	2,577,721		543,259

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	1,098,165	– 0	–	9,357,137

Shares redeemed	(2,867,029)		(685,549)	(21,929,061)		(5,435,863)

Net increase	8,274,417		1,040,330	$56,544,903		$9,129,629

Class R
Shares sold	275,163		112,719	$1,751,460		$912,581

Shares issued in reinvestment of dividends	39,069		14,166	248,743		111,264

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	250,536	– 0	–	2,134,664

Shares redeemed	(105,163)		(130,791)	(692,999)		(1,052,319)

Net increase	209,069		246,630	$1,307,204		$2,106,190

Class K
Shares sold	26,058		66,285	$171,689		$543,316

Shares issued in reinvestment of dividends	15,768		5,519	103,442		42,481

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	66,772	– 0	–	568,843

Shares redeemed	(9,396)		(9,925)	(66,427)		(79,882)

Net increase	32,430		128,651	$208,704		$1,074,758

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2009		January 28, 2008(a) to October 31, 2008	Year Ended October 31, 2009		January 28, 2008(a) to October 31, 2008

Class I
Shares sold	7,106		1,102	$43,828		$8,674

Shares issued in reinvestment of dividends	3,864		1,782	25,275		14,084

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	– 0	–	33,456	– 0	–	285,128

Shares redeemed	(1,919)		(8,238)	(12,136)		(69,394)

Net increase	9,051		28,102	$56,967		$238,492

(a)	Commencement of distribution.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Foreign Securities Risk—Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign currency

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Notes to Financial Statements

exchange rates the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2009.

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE H

Acquisition of AllianceBernstein High Yield, Inc. and AllianceBernstein Bond Fund, Inc.—AllianceBernstein Corporate Bond Portfolio by AllianceBernstein High Income (the “Fund”)

On January 25, 2008, the Fund acquired all of the assets and assumed all of the liabilities of AllianceBernstein High Yield, Inc. (“High Yield”) and AllianceBernstein Bond Fund, Inc—Corporate Bond Portfolio (“Corporate Bond”) in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the shareholders of High Yield and Corporate Bond. As a result of the acquisition, shareholders of High Yield and Corporate Bond received shares of the Fund equivalent to the aggregate net asset value of the shares they held in their respective Funds. On January 25, 2008, the acquisition was accomplished by a tax-free exchange of 84,886,904 shares of the Fund for 17,310,493 shares of High Yield, Inc. and 67,576,410 shares of Corporate Bond. The aggregate net assets of the Fund, High Yield, Inc. and Corporate Bond immediately before the acquisition were $361,090,616, $148,024,567 and $577,044,197 (including $20,170,950 for High Yield and $7,144,610 for Corporate Bond of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,086,159,380.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

	Year Ended October 31, 2009		Year Ended October 31, 2008
Distributions paid from:
Ordinary income	$78,699,783		$65,448,408
Net long-term capital gains	– 0	–	7,054,255

Total taxable distributions	78,699,783		72,502,663

Tax return of capital	1,402,674		– 0	–
Total distributions paid	$80,102,457		$72,502,663

As of October 31, 2009 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(87,713,589	)(a)
Unrealized appreciation/(depreciation)	39,359,228	(b)

Total accumulated earnings/(deficit)	$(48,354,361	)(c)

(a)

On October 31 ,2009, the Fund had a net capital loss carryforward for federal income tax purposes of $87,594,996, of which $4,663,406 expires in the year 2010, $2,851,070 expires in the year 2012, $9,578,438 expires in the 2013, $1,924,195 expires in the year 2015 $17,585,736 expires in the year 2016, and $50,992,151 expires in the year 2017. During

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Notes to Financial Statements

the fiscal year, the Fund had capital loss carryforwards expire of $215,000,738. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein Bond Fund—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc, into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. For the year ended October 31, 2009, the cumulative deferred loss on straddles was $118,593.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, premium adjustment, capital loss carryforward expiration, distribution reclassification, return of capital distributions and a contribution from advisor resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions and foreign currency transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through December 24, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 5.85		$ 9.02		$ 8.97		$ 8.70		$ 8.38

Income From Investment Operations
Net investment income(a)	.67	(b)	.61	(b)	.56		.55		.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.44		(2.87)		.41		.43		.34
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.11		(2.26)		.97		.98		.87

Less: Dividends and Distributions
Dividends from net investment income	(.69)		(.68)		(.57)		(.57)		(.55)
Tax return of capital	(.01)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(.23)		(.35)		(.14)		– 0	–

Total dividends and distributions	(.72)		(.91)		(.92)		(.71)		(.55)

Net asset value, end of period	$ 8.24		$ 5.85		$ 9.02		$ 8.97		$ 8.70

Total Return
Total investment return based on net asset value(d)	57.11	%*	(27.49	)%*	11.54%		11.87%		10.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$780,222		$450,517		$281,677		$235,763		$213,652
Ratio to average net assets of:
Expenses, net of waivers reimbursements	.99%		1.03	%**	1.41	%**	1.48%		1.20%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.95%		1.03	%**	1.41	%**	1.48%		1.20%
Expenses, before waivers/reimbursements	1.13%		1.13	%**	1.41	%**	1.48%		1.20%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.09%		1.07	%**	1.14	%**	1.14%		1.19%
Net investment income	10.13	%(b)	7.65	%(b)**	6.24	%**	6.32%		6.14%
Portfolio turnover rate	46%		74%		67%		75%		100%

See footnote summary on page 78.

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 5.90		$ 9.09		$ 9.05		$ 8.77		$ 8.45

Income From Investment Operations
Net investment income(a)	.62	(b)	.55	(b)	.49		.49		.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.46		(2.89)		.41		.44		.34
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.08		(2.34)		.90		.93		.81

Less: Dividends and Distributions
Dividends from net investment income	(.64)		(.62)		(.51)		(.51)		(.49)
Tax return of capital	(.01)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(.23)		(.35)		(.14)		– 0	–

Total dividends and distributions	(.67)		(.85)		(.86)		(.65)		(.49)

Net asset value, end of period	$ 8.31		$ 5.90		$ 9.09		$ 9.05		$ 8.77

Total Return
Total investment return based on net asset value(d)	55.89	%*	(28.03	)%*	10.51%		11.11%		9.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,041		$54,724		$35,058		$45,133		$53,629
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68%		1.74	%**	2.14	%**	2.18%		1.89%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.65%		1.74	%**	2.14	%**	2.18%		1.89%
Expenses, before waivers/reimbursements	1.88%		1.86	%**	2.14	%**	2.18%		1.90%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.85%		1.80	%**	1.87	%**	1.85%		1.89%
Net investment income	9.46	%(b)	6.83	%(b)**	5.45	%**	5.55%		5.39%
Portfolio turnover rate	46%		74%		67%		75%		100%

See footnote summary on page 78.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 5.92		$ 9.11		$ 9.07		$ 8.79		$ 8.47

Income From Investment Operations
Net investment income(a)	.62	(b)	.55	(b)	.49		.49		.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.46		(2.89)		.41		.44		.34
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.08		(2.34)		.90		.93		.81

Less: Dividends and Distributions
Dividends from net investment income	(.64)		(.62)		(.51)		(.51)		(.49)
Tax return of capital	(.01)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(.23)		(.35)		(.14)		– 0	–

Total dividends and distributions	(.67)		(.85)		(.86)		(.65)		(.49)

Net asset value, end of period	$ 8.33		$ 5.92		$ 9.11		$ 9.07		$ 8.79

Total Return
Total investment return based on net asset value(d)	55.68	%*	(27.95	)%*	10.50%		11.10%		9.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,632		$112,508		$86,525		$88,046		$91,662
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69%		1.75	%**	2.11	%**	2.17%		1.89%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.65%		1.75	%**	2.11	%**	2.17%		1.89%
Expenses, before waivers/reimbursements	1.83%		1.84	%**	2.11	%**	2.17%		1.89%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.79%		1.77	%**	1.85	%**	1.84%		1.88%
Net investment income	9.27	%(b)	6.82	%(b)**	5.47	%**	5.54%		5.38%
Portfolio turnover rate	46%		74%		67%		75%		100%

See footnote summary on page 78.

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31, 2009	January 28, 2008(e) to October 31, 2008

Net asset value, beginning of period	$ 5.86	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	0.72	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.41	(2.69)
Contributions from Adviser	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.13	(2.17)

Less: Dividends and Distributions
Dividends from net investment income	(.71)	(.49)
Tax return of capital	(.01)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	– 0	–

Total dividends and distributions	(.74)	(.49)

Net asset value, end of period	$ 8.25	$ 5.86

Total Return
Total investment return based on net asset value(d)	57.57	%*	(26.77	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,843	$6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.72%	.69	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.65%	.69	%(f)**
Expenses, before waivers/reimbursements	.83%	.80	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.76%	.76	%(f)**
Net investment income(b)	10.07%	8.16	%(f)**
Portfolio turnover rate	46%	74%

See footnote summary on page 78.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31, 2009	January 28, 2008(e) to October 31, 2008

Net asset value, beginning of period	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.67	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.43	(2.66)
Contributions from Adviser	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.68)	(.47)
Tax return of capital	(.01)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	– 0	–

Total dividends and distributions	(.71)	(.47)

Net asset value, end of period	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	56.83	%*	(27.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,754	$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19%	1.18	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.15%	1.18	%(f)**
Expenses, before waivers/reimbursements	1.36%	1.43	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.32%	1.40	%(f)**
Net investment income(b)	9.86%	7.62	%(f)**
Portfolio turnover rate	46%	74%

See footnote summary on page 78.

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31, 2009	January 28, 2008(e) to October 31, 2008

Net asset value, beginning of period	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.68	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.44	(2.66)
Contributions from Adviser	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.12	(2.19)

Less: Dividends and Distributions
Dividends from net investment income	(.70)	(.48)
Tax return of capital	(.01)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	– 0	–

Total dividends and distributions	(.73)	(.48)

Net asset value, end of period	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	57.24	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,328	$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94%	.93	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90%	.93	%(f)**
Expenses, before waivers/reimbursements	1.10%	1.12	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.06%	1.09	%(f)**
Net investment income(b)	10.18%	8.01	%(f)**
Portfolio turnover rate	46%	74%

See footnote summary on page 78.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31, 2009	January 28, 2008(e) to October 31, 2008

Net asset value, beginning of period	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.70	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.44	(2.67)
Contributions from Adviser	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.14	(2.18)

Less: Dividends and Distributions
Dividends from net investment income	(.71)	(.49)
Tax return of capital	(.01)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	– 0	–

Total dividends and distributions	(.74)	(.49)

Net asset value, end of period	$ 8.25	$ 5.85

Total Return
Total investment return based on net asset value(d)	57.79	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$306	$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.69%	.69	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.65%	.69	%(f)**
Expenses, before waivers/reimbursements	.72%	.79	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.68%	.75	%(f)**
Net investment income(b)	10.45%	8.09	%(f)**
Portfolio turnover rate	46%	74%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distribution.

(f)	Annualized.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2009 and October 31, 2008 by .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation

See notes to financial statements.

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Income Fund, Inc. (the “Fund”) (formerly AllianceBernstein Emerging Market Debt Fund, Inc.), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Income Fund, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 24, 2009

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For foreign shareholders, the Fund designates 44.9% of its ordinary dividends as qualified interest income.

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 77 (1993)	Investment Adviser and an Independent Consultant. Previously, he was, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1993)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Paul J. DeNoon, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Gershon Distenfeld, 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2004.

Douglas J. Peebles, 44	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Matthew S. Sheridan, 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp, 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Management of the Fund

NAME, ADDRESS* AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Stephen Woetzel, 38	Controller	Vice President of ABIS**, with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein High Income Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that on January 28, 2008, the Fund acquired the assets of AllianceBernstein Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Prior to January 28, 2008, the Fund was named AllianceBernstein Emerging Market Debt Fund, Inc.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/08 ($MIL)	Advisory Fee Based on % of Average Daily Adjusted Total Assets[5]	Fund
High Income	$811.0	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	High Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,250 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
High Income Fund, Inc.[7]	Advisor Class A Class B Class C Class R Class K Class I	0.65 0.95 1.65 1.65 1.15 0.90 0.65	% % % % % % %	0.77 1.13 1.84 1.84 1.44 1.13 0.80	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

6	Annualized.

7	Includes interest expense of 0.07%, 0.11%, 0.10%, 0.12%, 0.06% 0.06% and 0.06% for Classes Advisor, A, B, C, R, K and I, respectively. Excluding interest expense, the expense ratios would be 0.70%, 1.02%, 1.74%, 1.72%, 1.38%, 1.07% and 0.74% for Classes Advisor, A, B, C, R, K and I, respectively. The inception date for Classes Advisor, R, K and I is January 25, 2008.

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets.

Fund	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
High Income Fund, Inc.	$811.0	Global High Yield Schedule 65 bp on 1st $50 million 35 bp on the balance Minimum Account Size: $50 m	0.368%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[9]
High Income Fund, Inc.	Global High Yield Class A	1.70% on 1st €5 billion 1.50% on the balance

	Class I (Institutional)	1.15% on 1st €5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Funds is as follows:

Fund	ITM Mutual Fund	Fee[10]
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not sub-advise any registered investment companies have a similar investment strategy as the Fund.

9	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

10	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on October 1, 2008 by Reuters was ¥106.04 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $282.9 million; ¥20 billion would be equivalent to approximately $188.6 million; and ¥450 billion would be equivalent to approximately $4.243 billion.

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.500	0.725	1/8

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	1.143	1.198	1/8	1.205	1/12
Pro-forma[16]	0.950	1.198	1/8	1.205	1/12

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own

15	Most recently completed fiscal year Class A share total expense ratio.

16	Pro-forma shows what would have been the total expense ratio of the Fund had the anticipated expense limitation undertaking been in effect for the full fiscal year.

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.17 During the Fund’s most recently completed fiscal year, ABI received from the Fund $26,725, $2,069,106 and $49,156 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Fund’s most recently completed fiscal year, ABIS received $208,869 in fees from the Fund.18

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $16,726 under the offset agreement between the Fund and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2008.24

20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	3.71	4.05	4.74	5/8	11/17
3 year	7.41	7.31	7.31	3/7	5/11
5 year	10.41	10.53	10.41	4/6	5/9
10 year	11.44	10.79	10.74	2/5	3/8

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)25 versus its benchmarks. Note that the Fund may utilize leverage in contrast to the Fund’s benchmark, which has no leverage.

	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
High Income Fund, Inc.	3.71	7.41	10.41	11.44	11.29
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Lehman High Yield 2% Constrained Index	8.94	8.45	10.39	N/A	N/A
JP Morgan EMBI Global Index[26]	7.23	7.57	10.11	10.14	10.92
JP Morgan GBI EM	19.61	14.29	14.07	N/A	N/A
Lehman Brothers High Yield 2% Constrained Index[2][6]	0.52	3.50	6.79	4.82	6.41
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	Benchmark inception is the nearest month end after the Fund’s actual inception date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

NOTES

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

NOTES

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0151-1009

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB High Income	2008	$67,650	$8,711	$63,407
	2009	$60,416	$5,668	$10,400

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2008	$1,032,463	$215,237
			$(151,830)
			$(63,407)
	2009	$790,725	$259,914
			$(249,514)
			$(10,400)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: December 28, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: December 28, 2009